SUBSEQUENT EVENT	12 Months Ended
Sep. 30, 2013
SUBSEQUENT EVENT
SUBSEQUENT EVENT

24.               SUBSEQUENT EVENT

Subsequent to September 30, 2013, management uncovered an elaborate fraud perpetrated against the Bank by one of its commercial loan customers.  The customer, who purported to be in the business of leasing equipment, appears to have created false documentation to purchase assets that did not exist and were the subject of fictitious leases.  The Company’s total exposure to the customer at September 30, 2013 consisted of an aggregate outstanding loan balance of $7.0 million less collateral of $631,000 that was in the Bank’s possession.  As a result, the Company recorded a charge-off totaling $6.4 million effective September 30, 2013, which represented the entire amount of the exposure that was determined to be unsecured as a result of the fraud.